Exhibit 10.5
FIRST AMENDMENT TO SUPPLY AND TOLL AGREEMENT

THIS FIRST AMENDMENT TO SUPPLY AND TOLL AGREEMENT (“Amendment”) is made and entered into as of this 12th day of May, 2011 by and between:

CANTERBURY COFFEE CORPORATION (“Canterbury”), a corporation incorporated under the laws of British Columbia, having its principal office at 13840 Mayfield Place, Richmond, BC, Canada V6V 2E4

AND

JAMMIN JAVA CORP. (“Jammin Java”), a company incorporated in the state of Nevada, having its principal office located at 8200 Wilshire Blvd., Suite 200, Beverly Hills, CA 90211.

WHEREAS, on or about April 28, 2010, Canterbury and Jammin Java entered into a Supply and Toll Agreement (“Agreement”) whereby Canterbury agreed to produce for Jammin Java the products (“Products”), as outlined in Schedule A, during the term of the Agreement; and

WHEREAS, Canterbury and Jammin Java mutually desire to renew the Agreement as set forth in this Amendment.

NOW, THERFORE, for good and valuable consideration, the receipt of which is acknowledged, Canterbury and Jammin Java agree to amend the Agreement in accordance with the terms and conditions set forth herein.

Section 2: Term
(a)
The term as set forth in Section 2 of the Agreement (“Term”) shall continue for a period of two (2) years, from April 28, 2011 (the “Effective Date”) to April 27, 2013 and shall automatically renew for one (1) year periods thereafter, provided that at any time, either party may terminate on sixty (60) days written notice.

Section 3: Specifications
(a)	The specifications of the Products are attached hereto.

(b)
Jammin Java permits Canterbury to make substitutions to the specifications of the Products, where shortages of a particular green coffee make such action necessary in order to maintain supply of finished product in the short term.  However, Canterbury agrees to notify Jammin Java in writing of such occurrences and to make every effort to maintain the quality and consistency of the Products.

Section 4: Pricing
(a)
The price for the Products supplied by Canterbury to Jammin Java under this Amendment, as outlined in Schedule A, shall be as shown on Line 2 – Broad , unless the order satisfies the conditions of the Direct Distributions arrangement.

(b)
All prices are fixed to December 31, 2011 and thereafter shall be subject to change on thirty (30) days written notice, based on prevailing market conditions, unless a new pricing agreement is entered into.

Section 5: Ordering and Delivery
(a)	Canterbury agrees to provide Jammin Java with copies of all purchase orders received from Jammin Java’s customers.

(b)
Freight costs on all orders shipped within Canada, as well as all sample orders,  shall be covered by the XXX per lb cost built in to the Line 2 – Broad price of the Products, as outlined in Schedule A.  Canadian orders are subject to a minimum coffee value of XXX CAD per order.

(c)
Shipments to the USA shall be FOB Canterbury plant.  Canterbury shall bill for all shipping costs, including but not limited to actual freight, cartage, and brokerage fees.  Jammin Java is responsible for notifying Canterbury if charges are to be billed to Jammin Java or to the customer directly.

(d)
International orders, excluding USA, shall be shipped ex-works Canterbury plant, subject to “pay then ship” terms.  As an additional service to customers, should the customer request it, Canterbury can make any shipping arrangements on their behalf.  All charges will be billed on invoice to the customer.

Section 7: Net Proceeds
(a)	Any changes in the price of the Products to Jammin Java, effected under Section 4 above, shall thereupon adjust the calculation of Net Proceeds payable to Jammin Java.

(b)
Losses from bad debts or uncollectible accounts will be borne 90% by Jammin Java.  Canterbury shall carry out due diligence in all credit checks of new accounts and in the administration and management of accounts receivable.  Canterbury shall provide to Jammin Java a monthly report of unpaid accounts receivable balances on Jammin Java customers.

Section 8: Sales Volume Rebate
(a)
The parties agree to an annual sales volume rebate as shown in Schedule A.  Such rebate will be calculated and made payable to Jammin Java fifteen (15) days after the anniversary year of the Effective Date of this Amendment, provided that the minimum poundage requirements have been met.

Except as modified by this Amendment, in all other respects, the terms and conditions of the Agreement shall remain in full force and effect.

THIS AMENDMENT has been executed by the duly and authorized representatives of the parties as of the date set forth above.

Canterbury Coffee Corporation:	Jammin Java Corp.:

Per:	Per: /s/ Anh Tran

Name:	Name: Anh Tran
Title:	Title: CEO

I/We have the authority	I/We have the authority
to bind the Corporation	to bind the Corporation

SCHEDULE A

Products and Pricing

	Lion's Blend Office Pack		Lion's Blend Office Pack		Mountain Roast SWP Decaf		Kingston City Roast Espresso		Lion's Blend		Mountain Roast SWP Decaf
Description		#25170		#25172		#25174		#15008		#15010		#15012

Green Cost per LB	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX
Shrinkage Cost per LB	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX
Shrinkage (%)		XXX		XXX		XXX		XXX		XXX		XXX

Royalty Fee per LB	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX
Additional Packaging per LB	$	XXX	$	XXX	$	XXX
Hand Labeling per LB							$	XXX	$	XXX	$	XXX
Toll Fee per LB	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX
Total Cost per LB (Line 1 - Direct)	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX

Freight Charge per LB	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX
Admin Fee per LB	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX
Total Cost per LB (Line 2 - Broad)	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX	$	XXX

o	All Coffees are FTCO
o	Hand Labeling costs XXX per label
o	Prices quoted are in Canadian currency.
o	All prices subject to change on thirty (30) days written notice

Annual Sales Volume Rebate

The Annual Sales Volume Rebate shall be based on coffee sales as follows:

Coffee Sales (in Lbs)	Rebate Amount
Up to 100,000	XXX
100,001 to 199,999	XXX
200,000 and over	XXX

Product Specifications

Attached hereto

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MATERIAL ABOVE MARKED BY AN “X” HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THIS ENTIRE EXHIBIT INCLUDING THE OMITTED CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION.
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